U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2009

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital Blvd, Clinton Township, MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On June 18, 2009 AmeriChip’s board of directors reluctantly and unanimously resolved to file a voluntary petition seeking relief under Chapter 7 of Title 11 of the United States Bankruptcy Code for both AmeriChip and KSI. AmeriChip’s board of directors has appointed and given the authority to do so to Jim Kotsonis.

The decision was reached after lengthy discussions and evaluations of all apparent options and alternatives, including filing chapter 11 bankruptcy with a reorganization plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By:  /s/ Francis Gaskins

Francis Gaskins
Chief Executive Officer

Date: June 22, 2009